SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

TIB FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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TIB FINANCIAL CORP.

April 16, 2004

TO THE SHAREHOLDERS OF
TIB FINANCIAL CORP.

          You are cordially invited to attend the Annual Meeting of Shareholders of TIB Financial Corp. which will be held at Cheeca Lodge, MM 82, Islamorada, Florida on Tuesday, May 25, 2004 beginning at 3:00 p.m. The social hour begins at 2:00 p.m.

          At the Annual Meeting you will be asked to consider and vote upon the election of directors, the approval of Restated Articles of Incorporation for the Company, and the approval of a 2004 Equity Incentive Plan. Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

          We would appreciate you voting by using the enclosed proxy card. This will ensure that your preferences will be expressed on the matter that is being considered. If you are able to attend the meeting, you can revoke your proxy and vote in person.

          We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us at (305) 451-4660, ext. 118.

Sincerely, James R. Lawson, III Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 25, 2004
PROXY SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO APPROVAL OF RESTATED ARTICLES OF INCORPORATION
PROPOSAL THREE APPROVAL OF COMPANY 2004 EQUITY INCENTIVE PLAN
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
MANAGEMENT AND PRINCIPAL SHAREHOLDERS
CORPORATE GOVERNANCE AND NOMINATION COMMITTEE
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
FILINGS UNDER SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS
OTHER MATTERS
ANNUAL REPORT
APPENDIX B
APPENDIX C

TIB FINANCIAL CORP.
the bank holding company for
TIB Bank of the Keys
599 9th Street North, Suite 101
Naples, Florida 34102-5624

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 25, 2004

To:      The Shareholders of TIB Financial Corp.

          The Annual Meeting of Shareholders (the “Annual Meeting”) of TIB Financial Corp. (the “Company”) will be held at Cheeca Lodge, MM 82, Islamorada, Florida, on Tuesday, May 25, 2004, at 3:00 p.m. for the purpose of acting upon the following matters:

1.	To elect two members to the Board of Directors to serve one-year terms expiring in 2005 and three members to serve three-year terms expiring in 2007.

2.	To approve the Restated Articles of Incorporation of the Company which amend the Company’s Articles of Incorporation to (a) increase the number of authorized shares of Company common stock from 7.5 million to 20 million shares; (b) authorize the Company to issue shares of preferred stock; and (c) remove certain other provisions.

3.	To approve the Company’s 2004 Equity Incentive Plan.

4.	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

          The Board of Directors has set March 31, 2004, as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF DIRECTORS, APPROVAL OF THE RESTATED ARTICLES OF INCORPORATION, AND APPROVAL OF THE COMPANY’S EQUITY INCENTIVE PLAN.

YOUR VOTE IS IMPORTANT. EACH SHARE OWNER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF A SHARE OWNER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

By Order of the Board of Directors
James R. Lawson, III, Chairman
April 16, 2004

TIB FINANCIAL CORP.
the bank holding company for
TIB Bank of the Keys

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 25, 2004

PROXY SOLICITATION AND VOTING

General

          This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Proxies from the shareholders of TIB Financial Corp. (the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”).

          The enclosed Proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have the holder’s shares voted by Proxy, even if the holder attends the Annual Meeting. Any Proxy may be revoked by the person giving it at any time before its exercise, by notice to the Secretary of the Company, by submitting a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All properly executed proxies delivered pursuant to this solicitation (and not revoked later) will be voted at the Annual Meeting in accordance with the directions given in the Proxy. If a Proxy is signed and no specification is made, the shares represented by the Proxy will be voted in favor of the election of directors, the approval of the Restated Articles of Incorporation of the Company, the approval of the Company 2004 Equity Incentive Plan and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

          This Proxy Statement and the enclosed Proxy are being mailed to the Company’s shareholders on or about April 23, 2004.

          The Company is a bank holding company and also a financial holding company under the Federal banking laws and was organized in February 1996 under the laws of the State of Florida. The Company’s operating subsidiary consists of TIB Bank of the Keys (the “Bank”) (which commenced its commercial banking operations in Islamorada, Florida in 1974).

Record Date and Outstanding Shares

          The Board of Directors has set March 31, 2004, as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 4,489,064 shares of common stock of the Company issued and outstanding.

Quorum and Voting Rights

          A quorum for the Annual Meeting consists of the holders of the majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting, present in person or represented by Proxy.

          Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting. The election of directors to be voted on at the Annual Meeting requires the affirmative vote of a majority of the shares of the common stock of the Company present in person or represented by Proxy. The approval of the Restated Articles of Incorporation and the Company 2004 Equity Incentive Plan require the affirmative vote of a majority of the outstanding shares of common stock.

Solicitation of Proxies

          In addition to this solicitation by mail, the officers and employees of the Company and the Bank, without additional compensation, may solicit Proxies in favor of the Proposals, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward Proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company.

PROPOSAL ONE
ELECTION OF DIRECTORS

Information About the Board of Directors and Their Committees

          The members of the Board of Directors of the Company are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class serving three-year terms and, as a general rule, the shareholders of the Company elect one class annually. Following the Annual Meeting, the Board of Directors of the Company will consist of 12 members, each of whom will serve as a director of the Bank. The members of the Board of Directors of the Bank are elected annually by the Company, acting as the sole shareholder of the Bank.

          At the Annual Meeting shareholders will consider the election of two persons to serve as directors of the Company for one-year terms which will expire at the 2005 Annual Meeting of

Shareholders and three persons to serve three-year terms which will expire at the 2007 Annual Meeting of Shareholders. The directors serve until their successors are elected and qualified. The terms of the other seven incumbent directors will continue as indicated below. All the nominees are presently directors of the Company.

          It is intended that each Proxy solicited on behalf of the Board of Directors will be voted only for the election of the designated nominees. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve, but if that should occur before the Annual Meeting, it is intended that the Proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

          The Board of Directors recommends a vote “FOR” the election as directors of each of the nominees named below.

          The following sets forth the name, age and principal occupation of the nominees for election as directors:

Nominees for One-Year Term Expiring in 2005

Name	Age	Principal Occupation

Armando J. Henriquez, PhD	69	Armando J. Henriquez, PhD, has served as Vice President of Client Relations of Fringe Benefits Management Company from September of 1993 until his retirement on May 31, 2002. Dr. Henriquez served as a consultant to the Florida Association of School Superintendents from January of 1993 until joining Fringe Benefits Management Company. Dr. Henriquez served as Superintendent of Schools of Monroe County, Florida, from January 1969 to December 1992. Dr. Henriquez has served on the Bank’s Board since 1993 and the Company’s Board since its inception in 1996.

James R. Lawson, III	69	James R. Lawson, III is now retired. He was the owner of the Key Largo Shopper, a grocery store in Key Largo, prior to its sale in 1992. Mr. Lawson has served on the Bank’s Board since 1979 and the Company’s Board since its inception in 1996.

Nominees for Three-Year Terms Expiring in 2007

Richard C. Bricker, Jr.	60	Richard C. Bricker, Jr., CPA, is President of Bricker & Associates, LLC, a financial and board consulting firm. He has practiced as a CPA servicing public companies for over 33 years with BDO Seidman, LLP, as the Managing Partner of their Atlanta office, with Bricker & Melton, PA, as managing partner of the firm, and with Ernst & Young, LLP, in their Atlanta office. Mr. Bricker, through his firms, has been a member of the Florida Community Bankers Association, the Georgia Bankers Association, the Georgia Community Bankers Association, and the Alabama Bankers Association. He has been a speaker to financial institution executives and directors on various topics. Mr. Bricker is currently Vice President and Treasurer of the Atlantic Classic Foundation and an advisory Board member of the Georgia Security Council. Mr. Bricker was elected to the Board of Directors of the Company and the Bank in 2003.

Paul O. Jones, Jr., M.D.	42	Paul O. Jones, Jr., M.D. has practiced family medicine in Naples, Collier County for 14 years. He practices at, and is immediate past president and board member of, Anchor Health Centers, Inc. He has active staff privileges in the NCH Healthcare System. His numerous community activities include Rotary, the Neighborhood Health Clinic and a volunteer physician for the FedEx Gators. Dr. Jones was elected to the Board of Directors of the Company and the Bank in 2003.

Thomas J. Longe	41	Thomas J. Longe is President and Chief Operating Officer of the Trianon Companies, Naples, Florida. Trianon develops, owns and manages hotel and commercial properties for its own portfolio as well as residential properties for resale. The majority of these properties are in Southwest Florida. Mr.

Longe is also a partner in The Longe Company, an economic/management consulting and private investment company. Mr. Longe was elected to the Board of Directors of the Company and the Bank in 2001.

Incumbent Directors Whose Terms Expire in 2005

Edward V. Lett	58	Edward V. Lett has been the President and Chief Executive Officer of the Bank since January 6, 1996, and has served as a director of the Bank since 1992 and of the Company since its inception in 1996. Prior to becoming President, Mr. Lett served as Executive Vice President and Chief Operating Officer of the Bank since joining the Bank in November 1991. Prior to joining the Bank, Mr. Lett had served as Executive Vice President and Chief Operating Officer of American National Bank of Florida. Mr. Lett has been the President and Chief Executive Officer of the Company since its inception.

Robert A. Zolten, M.D.	65	Robert A. Zolten, M.D. has practiced Internal Medicine and Gastroenterology in Miami-Dade County for 30 years. He has lived and practiced in Homestead since 1989. He was Chief of Staff at Homestead Hospital and a member of the Hospital Medical Executive Committee from 1989 to 2002. Dr. Zolten is immediate past President of the Seminole Theatre Group, which is rebuilding the Seminole Theatre in Historic Downtown Homestead. He is a member of the Board of the American Cancer Society, South Dade Unit. Dr. Zolten was elected to the Board of Directors of the Company and the Bank in 2001.

Incumbent Directors Whose Terms Expire in 2006

Gretchen K. Holland	62	Gretchen K. Holland is the co-owner and President of Coral Reef Title Company. She currently is a board member of the Florida Keys Electric Co-operative and serves as Chairman of the Finance Committee. Ms. Holland is a Charter member and current board member and Past Secretary of the Rotary Club of Key Largo, and a member of the Florida Keys Board of Realtors and Business & Professional Women. She also served as Past Chairman of the Key Largo Chamber of Commerce. She has lived and worked in the Keys for the past 30 years. Ms. Holland was elected to the Board of Directors of the Company and the Bank in 1998.

John G. Parks, Jr.	62	John G. Parks, Jr., CPA is President of John G. Parks, Jr., CPA, P.A. and a partner of Oropeza & Parks Certified Public Accountants. He has been practicing as a CPA in the Florida Keys for over 32 years. Mr. Parks is Past-President of the Greater Key West Chamber of Commerce, the Rotary Club of Key West, Florida Keys Chapter of the Florida Institute of CPAs and Past-Chairman of the Board of Trustees of the Florida Keys Community College. He serves as Vice Chairman of the Monroe County Housing Finance Authority. Mr. Parks was elected to the Board of Directors of the Company and the Bank in 2002.

Marvin F. Schindler	61	Marvin F. Schindler retired from the United States Army in 1982. He was the President and Owner of Florida Keys Truss, Inc. from 1985 until his retirement in 2002. Mr. Schindler and his family have resided in Marathon for the past 22 years. During that time, Mr. Schindler has served as the President of the Marathon Chamber of Commerce, The Florida Keys Contractors Association, the Stanley Switlik PTA, the Marathon Youth Club, and the Stirrup Key Homeowners

		Association. He currently serves on the Fishermen’s Hospital Board of Trustees and has served on that board for nine years. He currently remains the President of the Stirrup Key Homeowners Association. Mr. Schindler was elected to the Board of Directors of the Company and the Bank in 1997.

Otis T. Wallace	52	Otis T. Wallace has been mayor of Florida City since 1984. He is also an attorney admitted to the Florida Bar in 1978. Mr. Wallace is Chairman of the Florida City Foundation and also serves on the Board of Directors of the Florida National Parks and Monuments Association, Inc., Miami-Dade Criminal Justice Council and the Homestead Area Indigent Care Foundation, Inc. Mr. Wallace was elected to the Board of Directors of the Company and the Bank in 2002.

Millard J. Younkers, Jr.	60	Millard J. Younkers, Jr. is an Executive Vice President of the Bank and President Southwest Florida Region. Mr. Younkers has been employed by the Bank since September of 1996. From 1993 until joining the Bank, he was an officer of Northern Trust Bank of Florida, Naples, Florida. Prior to 1993, Mr. Younkers served as Executive Vice President of the First National Bank of Toms River, N.J. Mr. Younkers was elected to the Board of Directors of the Company and the Bank in 2000.

Director Independence

          The Board of Directors has determined that a majority of the Company’s directors are independent. In determining director independence, the Board considers all relevant facts and circumstances, including the rules of the National Association of Securities Dealers. The Board considers the issue not merely from the standpoint of a director, but also from that of persons or organizations with which the director has an affiliation. The Board of Directors has determined that the following eight of the Company’s twelve incumbent directors are independent under these guidelines: Ms. Holland and Messrs. Henriquez, Jones, Lawson, Parks, Schindler, Wallace and Zolten. As members of management, Messrs. Lett and Younkers are not considered independent.

The other two non-management directors (who are not considered independent because of their prior or current business relationships with the Company) are Messrs. Bricker and Longe, who continue to participate in the Board’s activities and provide valuable insights and advice.

Meetings and Committees of the Board of Directors

          The Board of Directors of the Company held 11 regular meetings and one special meeting during the 2003 fiscal year. Each director of the Company attended at least 75% of the board meetings and committee meetings of which such director was a member. The Board of Directors of the Bank had 11 regular meetings and one special meeting during the 2003 fiscal year. Each director of the Bank attended at least 75% of the total number of board meetings of the Bank.

          The Company’s Board of Directors maintains the following three committees: Compensation, Corporate Governance and Nomination, and Audit.

          For information regarding the Company’s Compensation Committee, see “Compensation Committee Report.”

          For information regarding the Company’s Corporate Governance and Nomination Committee, see “Corporate Governance and Nomination Committee.”

          For information regarding the Company’s Audit Committee, see “Audit Committee Report.”

Executive Officers

          The following lists the executive officers of the Company and certain officers of the Bank, all positions held by them with the Company and the Bank and the periods during which such positions have been held, a brief account of their business experience during the past five years and certain other information including their ages. All officers of both the Company and the Bank are appointed annually at the meetings of the respective Boards of Directors following their election to serve until the annual meeting in the subsequent year and until successors are chosen. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

Name	Information About Executive Officers
Edward V. Lett	See the table above under “Directors.”

Millard J. Younkers, Jr.	See the table above under “Directors.”

Michael D. Carrigan	Mr. Carrigan, age 52, is an Executive Vice President of the Bank and President of Monroe and Miami-Dade Counties. Mr. Carrigan has been employed by the Bank since February of 2004. From 2001 until joining the Bank, he was an Equity Partner and consultant with Bennington Partners, Inc. From 1993 to 2000, he was President, Chief Executive Officer and Director with New Milford Bank & Trust Company/Connecticut, which was acquired by Summit Bank (now Fleet) in the first quarter of 2000. From 1987 to 1993, Mr. Carrigan was Executive Vice President and Senior Lending Officer at UST Bank/Connecticut, a subsidiary of US Trust.

David P. Johnson	Mr. Johnson, age 48, is Executive Vice President and Chief Financial Officer of the Bank since March 2002. From July 1999 to March 2002, he was Senior Vice President and Chief Financial Officer. From 1996 through July 1999, Mr. Johnson was Vice President, Controller and Investment Officer of the Bank. Prior to January 1996, Mr. Johnson served as Assistant Vice President, Controller and Investment Officer of the Bank.

PROPOSAL TWO
APPROVAL OF RESTATED ARTICLES OF INCORPORATION

          The Board of Directors has unanimously approved amending the Articles of Incorporation (“Articles”) in the manner described below and recommends that Company shareholders adopt the Restated Articles of Incorporation (“Restated Articles”). The amendments are summarized below and include changes to certain provisions of the Articles which would, among other things, (i) increase the authorized common stock, (ii) authorize the issuance of preferred stock and authorize the Board of Directors to determine the rights, if any, of future series of preferred stock, and (iii) make other changes to conform generally with the provisions of the Florida Business Corporation Act (the “Florida Act”). The following summary is qualified in its entirety by reference to the Restated Articles, which contain the proposed amendments, a copy of which is attached as Appendix A to this proxy statement.

          Increase Authorized Common Stock. The Restated Articles would increase the authorized shares of common stock from 7.5 million to 20 million shares. On March 10, 2004, the Company filed a registration statement to sell up to 1,150,000 additional shares of common stock to increase the capital of the Company and TIB Bank. As a result of this action, the number of authorized but unissued shares of common stock available to the Company for future use will be reduced significantly. As of December 31, 2003, there were 4,431,328 shares of common stock issued and outstanding, and an additional 477,505 shares of common stock reserved for issuance in connection with outstanding stock options. In addition to the possible issuance by the Company of 1,150,000 shares of common stock in connection with the announced stock offering, shareholders at the Annual

Meeting also will consider approval of the Company 2004 Equity Incentive Plan, which authorizes the issuance of up to 400,000 shares of common stock pursuant to the terms of the plan.

          The proposed increase in the number of shares of authorized common stock will insure that shares will be available, if needed, for issuance in connection with stock splits, stock dividends, acquisitions, and other corporate purposes. The Board of Directors believes that the availability of the additional shares for such purposes without delay or the necessity for a special shareholders’ meeting would be beneficial to the Company. The Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock which would be authorized by the proposed amendment, other than as discussed above. No further action or authorization by the Company’s shareholders would be necessary prior to the issuance of the additional shares of common stock unless required by applicable law or regulatory agencies or by the rules of the National Association of Securities Dealers.

          The holders of any of the additional shares of common stock issued in the future would have the same rights and privileges as the holders of the shares of common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

          As stated above, the Company has no immediate plans, arrangements, commitments or understandings with respect to issuance of any additional shares of common stock which would be authorized by the proposed amendments, except as discussed above. However, the increased authorized shares could be used to make a takeover attempt more difficult such as by using the shares to make a counter-offer for the shares of the bidder or by selling the shares to dilute the voting power of the bidder. The Board is not aware of any effort to accumulate the Company’s shares or to obtain control of the Company by means of a merger, tender offer, solicitation and opposition to management or otherwise.

          Creation of Authorized Preferred Stock. The Restated Articles would authorize the Company to issue up to 5 million shares of preferred stock. The Board (subject to applicable law or rules of regulatory agencies or requirements of the National Association of Securities Dealers) would have the power to issue the existing preferred stock without further shareholder approval, with such rights as the Board deems advisable, including voting rights, conversion rights, dividend rights, redemption rights, and liquidation rights.

          The Board of Directors recommends the amendment to the preferred stock provisions to increase the Company’s financial flexibility. The Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company’s capital structure than now exists. The preferred stock would be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purposes might include, without limitation, issuance of public or private shares for cash as a means of obtaining additional capital for use in the Company’s business and operations, and issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties.

No further action or authorization by the Company’s shareholders would be necessary prior to the issuance of the shares of preferred stock, unless required by applicable law or regulatory agencies or the rules of the National Association of Securities Dealers. The Company does not have any immediate plans, agreements, understandings or arrangements which would result in the issuance of any shares of preferred stock.

          It is not possible to state the precise effect of the amendment upon the rights of holders of common stock until the Board of Directors determines the respective preferences, limitations and relative rights of the holders of any futures series of preferred stock. However, such effects might include a dilution of the voting power of the common stock to the extent that such preferred stock has voting rights.

          The authorization of preferred shares may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Issuance of authorized preferred shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the company more difficult or more costly. Such an issuance could be used to discourage or limit the shareholders’ participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the shareholders. As stated above, the Board is unaware of any effort to accumulate the Company’s shares or to obtain control of the Company by means of a merger, tender offer, solicitation and opposition to management or otherwise.

          Other Changes. The Board of Directors has also included in the Restated Articles an amendment to remove the names and addresses of the directors of the Company and its registered office and agent, since this is information no longer required under the Florida Act to be included. In addition, the Restated Articles include the removal of certain provisions from the Articles recommended by the Board of Directors which consist of: (i) indemnification of directors, officers and employees, (ii) a provision limiting the liability of directors under certain circumstances, and (iii) a “savings clause” (which provides that if any provision of the Articles is invalid, the remaining provisions of the Articles are still enforceable to the extent permitted by law). The reason the indemnification and the limitation on director liability provisions were eliminated is because such matters are dictated by the Florida Act, which contains provisions substantially similar to those contained in the existing Articles. The “savings clause” was removed because it essentially reflects the Florida Act (i.e., only valid provisions are enforceable) and is not required to be contained in the Company’s Articles. Finally, the Board of Directors has reduced from 67% to 50% the number of shares required to be held by shareholders desiring to call a special meeting of shareholders, to conform such requirement with the Florida Act.

          Approval of a majority of the Company’s outstanding shares of common stock is required for adoption of the Restated Articles. If the proposal is adopted, the amendments will become effective upon the requisite filing under the Florida Act. Abstentions from voting on the amendment and broker non-votes (i.e., shares held by brokers who are nominees which are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will have the practical effect of voting against the Restated Articles since the affirmative vote of a majority of the Company’s outstanding shares of common stock is required for adoption of the proposal. If not otherwise specified, properly executed proxies will be voted in favor of the proposal.

          The Board of Directors recommends that shareholders vote “FOR” approval of the Restated Articles of Incorporation.

PROPOSAL THREE
APPROVAL OF COMPANY 2004 EQUITY INCENTIVE PLAN

          On February 24, 2004, the Board of Directors approved the TIB Financial Corp. 2004 Equity Incentive Plan for directors and employees, subject to shareholder approval. The plan will allow the Company to continue to provide equity compensation to employees and directors, under a shareholder-approved plan, in order to enable the Company to attract and retain qualified persons to serve as directors and employees, to enhance their equity interest in the Company, and thereby to solidify their common interest with shareholders in enhancing the value and growth of the Company.

          The plan contains a number of provisions that the Board of Directors believes are consistent with the interests of shareholders and sound corporate governance practices. These include:

•	Limitation on Shares Issued for Awards. Only 400,000 shares may be issued under the plan through the 2014 expiration of the plan.

•	No Discount Stock Options. Stock options (or stock appreciation rights) may not be granted or awarded with an exercise price of less than the fair market value of the Company common stock on the date of the grant or award.

•	No Repricings. The repricing of stock options and stock appreciation rights is prohibited without the approval of shareholders. This provision applies to both direct repricings — lowering the exercise price of a stock option or stock appreciation right or cancelling such awards and replacing them with lower-priced awards — and indirect repricings — cancelling an outstanding stock option or stock appreciation right and granting a replacement full-value award.

Summary of the Plan

          The principal features of the plan are summarized below. The summary does not contain all information that may be important to you. The complete text of the plan is set forth at Appendix B to this proxy statement.

          Plan Administration. The plan is administered by the Board of Directors of the Company, a majority of whom meet the NASD standard for director independence. In its discretion, the Board may designate a committee to administer the plan. The Board has the sole authority to, among other things:

•	Interpret and administer the plan,

•	Establish procedures and regulations relating to the administration of the plan, and

•	Make any determinations that it deems necessary to administer the plan.

          Eligibility. The directors and employees of the Company and its subsidiaries are eligible to participate in the plan.

          Awards. The plan provides for the grant of incentive and non-statutory options, stock appreciation rights, restricted stock, performance unit awards, as such terms are defined in the plan.

          Shares Subject to the Plan. The plan authorizes the issuance of up to 400,000 shares of the Company common stock. Of this amount, a maximum of 340,000 to employees and 60,000 to directors may be awarded, no more than 133,000 of which may be issued pursuant to awards granted in the form of restricted shares. If any shares are subject to an award under the plan that is forfeited, cancelled, expires, lapses or otherwise terminates without the issuance of such shares, those shares will again be available for grant under the plan. Likewise, shares that are tendered to the Company by a participant as full or partial payment of the exercise price of any stock option granted under the plan or in payment of any withholding tax incurred in connection with any award under the plan shall be available for issuance under the plan. The shares issued under the plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

          Adjustments. In the event of a merger, reorganization, consolidation, recapitalization, reorganization, stock dividend, stock split, combination or exchange of shares or other change in corporate structure affecting the Company common stock, adjustments and other substitutions will be made to the plan, including adjustments in the maximum, number of shares subject to the plan and other, numerical limitations. Adjustments will also be made to awards under the plan as the Board in its sole discretion deems equitable or appropriate.

          Options. Incentive and non-statutory options to purchase shares of the Company common stock may be granted under the plan, either alone or in addition to other awards and for no consideration or for such consideration as the Board may determine or as may be required by applicable law. The price at which a share may be purchased under an option may not be less than the fair market value of a share on the date the option is granted. Fair market value means the last reported sale price of the Company common stock reported on the Nasdaq National Market on the relevant date of determination. The plan permits the Board to establish the term of each option, but its term shall not exceed ten years. Options may vest and become fully exercisable in the event a change in control occurs as described below. If a participant’s service with the Company is terminated, the participant shall forfeit any unvested option.

          Stock Appreciation Rights. Stock appreciation rights entitle a participant to receive upon exercise an amount equal to the number of shares subject to the award multiplied by the excess of the fair market value of a share at the time of exercise over the grant price of such share. Stock appreciation rights will generally have the same terms and conditions as options, as described above. Stock appreciation rights may be granted to participants either alone or in addition to other awards and may, but need not, relate to a specific option. Any stock appreciation rights related to an option may be granted at the same time the option is granted or anytime after the grant but before exercise or expiration of the option. The term of a stock appreciation right may not exceed ten years and limited stock appreciation rights may be granted which are exercisable only upon a change in control or other specific event and may be payable based on the spread between the base price of the stock appreciation right and the fair market value of a share of common stock during a specified period or at a specified time within a specified period before, after or including the date of the change in control or other specified event.

          Restricted Stock. Restricted stock awards may be issued to participants for no cash consideration, or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the plan. Restricted stock vests and becomes fully exercisable as determined by the Board, but in no event earlier than one year from its grant date. Restricted stock vests and becomes fully exercisable in the event: (i) a change in control occurs, as described below, and service is terminated within 12 months thereafter; or (ii) the death or disability of the participant. If a participant’s service with the Company is terminated, the participant shall forfeit any unvested restricted stock (except in certain cases following a change in control).

          Performance Unit Awards. Other awards of the Company common stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the Company common stock or the attainment by the Company of certain performance goals, may be granted to participants, either alone or in addition to other awards. Stock unit awards may be paid in shares of the Company common stock or cash, as the Board may determine. Shares granted as stock unit awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. At the time the performance goals established have been attained or otherwise satisfied within the performance cycle, the payment of the performance shares or cash in the name of the participant will be made, equal to the value of the performance shares at the end of the performance cycle.

          Change in Control. Unless otherwise determined by the Board at the time of the grant of an award, in the event of a change in control of the Company, all outstanding stock options will become fully vested. If a participant’s service with the Company is involuntarily terminated at any time within twelve months after a change in control, and unless otherwise determined by the Board at the time of the grant of an award, any restricted period with respect to restricted shares will lapse and all such shares will become fully vested and, with respect to performance units, the participant will be entitled to receive a prorata payment to the same extent as if the participant had ceased service because of death or disability. A “change in control” means, with certain exceptions: (i) an acquisition of beneficial ownership of 50% or more of the outstanding common stock; (ii) a merger in which the Company is not the surviving entity, or a sale by the Company or the Bank of all or substantially all of its assets; or (iii) the acquisition by any person of the Bank by means of a merger, consolidation or purchase of 80% or more of its outstanding shares.

          Effective Date, Term, Amendment and, Termination. If approved by shareholders, the plan will become effective as of the date of such approval and will remain in effect until the earlier of (a) the date that no additional shares are available for issuance, (b) the date the plan is terminated by the Board of Directors in accordance with its terms or (c) the tenth anniversary of such shareholder approval. Termination will not affect grants and awards then outstanding under the plan. The Board of Directors may terminate or, amend the plan at any time without shareholder approval, unless such approval is necessary to comply with the Securities Exchange Act of 1934, the Internal Revenue Code, NASD rules, or other applicable law. In any event, shareholder approval will be required to, among other things, (i) increase the maximum number of shares issuable under the plan, (ii) reduce the exercise price of options and stock appreciation rights by repricing or replacing such awards, or (iii) change the participants eligible to participate in the plan.

          Restriction on Transfer. Awards granted under the plan are generally non-transferable, except by will or the laws of descent and distribution. The Board may permit participants to transfer awards (other than stock options) to members of their immediate family to one or more trusts solely for the benefit of such immediate family members, and to partnerships into which such family members or trusts are the only trusts.

          Other Provisions. The Board may establish procedures providing for the delivery of shares of the Company, common stock, in satisfaction of withholding tax obligations.

          Federal Income Tax Consequences. Under present law, the following are the U.S. federal income tax consequences generally arising with respect to stock options, stock appreciation rights, and performance unit awards:

          Upon exercising a non-statutory option, a participant must recognize ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company will be entitled to a deduction for the same amount. Upon resale of such shares by the optionee, any difference between the sales price and fair market value on the date of exercise will be treated as capital gain (or loss) if the stock has been held for at least 12 months.

          For an incentive stock option, the optionee generally will recognize no taxable income upon grant or exercise of the option. If the acquired stock is held for at least two years from date of grant and one year from date of exercise, any gain or loss realized upon disposition of the shares will be treated as long-term capital gain or loss. If the acquired stock is sold prior to the satisfaction of these holding period requirements, the difference between the option price and the fair market value of the shares on the date of exercise will be treated as ordinary compensation income. The Company will be entitled to a deduction for the same amount. Any difference between fair market value on date of exercise and the sales price will be recognized as either short or long term capital gain or loss, depending upon the amount of time the acquired stock was held. For alternative minimum tax purposes, the exercise of an incentive stock option will create an adjustment item in the year of exercise equal to the difference between the option price and fair market value on date of exercise. This adjustment item will also create adjusted tax basis for alternative minimum tax purposes equal to fair market value on date of exercise.

          Upon exercise of a stock appreciation right, a participant must recognize ordinary income equal to the amount of cash received plus the fair market value of any shares received. The Company will be entitled to a deduction for the same amount.

          Recipients of restricted stock awards will recognize ordinary income in an amount equal to the fair market value of the shares of Company common stock granted to them at the time that the shares vest and become transferable. A recipient of a restricted stock award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of restricted stock awards in the year in which such amounts are included in income.

          Performance unit awards result in the recognition of ordinary income in an amount equal to the cash received, as well as the fair market value of shares of Company common stock paid to participants. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by plan participants. The Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by shareholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

          Other Information. The Board has not made any determination as to the allocation of benefits or amounts under the plan if approved by shareholders. If the plan is not approved by shareholders, the Board of Directors will consider other alternatives for performance-based compensation. The plan is not exclusive and does not limit the authority of the Board or its Boards to grant awards or authorize any other compensation, with or without reference to shares, under any other plan or authority.

          Vote Required and Recommendation of Board of Directors. The affirmative vote of the majority of the common shares present in person or represented by proxy at the meeting and entitled to vote on this proposal will be required for approval of this proposal. Abstentions will be treated as being present and entitled to vote on the matter and, therefore, will have the effect of votes against the proposal. A broker “non-vote” is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the proposal has been approved.

          The Board of Directors recommends a vote FOR approval of TIB Financial Corp. 2004 Equity Incentive Plan

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

          The following report reflects the Company’s compensation policy as endorsed by the Board of Directors and the Compensation Committee.

Compensation Committee Report

          During 2003, the Compensation Committee of the Board of Directors was composed of three members, two of whom (Messrs. Schindler and Zolten) are independent directors as defined under the rules of the National Association of Securities Dealers. The Chairman of the Board designates the chairman of this Committee and the members of the Committee.

          Compensation Policy. The Company’s compensation policy is designed to make changes in total compensation commensurate with changes in the value created for the Company’s shareholders. The Compensation Committee believes that compensation of executive officers and others should be a result of the Company’s operating performance, the individual’s responsibilities and peer industry studies, and should be designed to aid the Company in attracting and retaining high-performing executives.

          The objectives of the Compensation Committee’s compensation strategy are to establish incentives for certain executives and others to achieve and maintain short-term and long-term strategic and operating performance goals for the Company, and to provide compensation that recognizes individual contributions as well as overall business results. At the Company, executive officer compensation comprises three areas: base salary, short-term annual incentives, and long-term stock incentives.

          In establishing executive officer salaries and increases, the Compensation Committee considers individual annual performance in the areas of Company profitability, strategic plan progress, growth, asset quality, customer service, morale, completed projects, team work and communication, and the relationship of total compensation to the salary market of similarly situated institutions. The decision to increase base pay is determined by the Compensation Committee using performance results measured annually. The Company’s general approach to executive compensation is to provide market competitive base salary, and to reward performance through annual incentive bonuses consistent with individual contributions to the Company’s financial performance.

          Chief Executive Officer Compensation. During the first quarter of each year, the Compensation Committee reviews the compensation paid to the Chief Executive Officer of the Bank. Final approval of Chief Executive Officer compensation is made by the Board of Directors. Changes in base salary and the awarding of cash and stock incentives are based on the Company’s profitability, strategic plan progress, growth and loan quality, morale, completed projects, teamwork and communications. The Compensation Committee also considers the Chief Executive Officer’s abilities in the areas of leadership and community involvement. Utilizing published surveys, databases and other means, the Compensation Committee surveyed total compensation of chief executive officers of comparable-sized financial institutions located from across the nation as well as locally.

          After reviewing the appropriate data, the annual salary for Edward V. Lett, President and Chief Executive Officer of the Company and the Bank, was increased by $25,000 to $275,000 for 2003, based on specific accomplishments and the overall financial performance of the Company. Mr. Lett was awarded a cash bonus award of $25,500.

          Summary. In summary, the Compensation Committee believes that the Company’s compensation program is reasonable and competitive with compensation paid by other financial institutions similarly situated. The program is designed to reward strong performance.

Compensation Committee
Thomas J. Longe
Marvin F. Schindler
Robert A. Zolten, M.D.

Compensation Committee Interlock and Insider Participation

          Mr. Lett did not serve as a member of the Compensation Committee in 2003. Mr. Lett was not present for any discussion or decisions that relate to his compensation with the Bank. Mr. Lett is also the President and Chief Executive Officer of the Bank.

Executive Compensation

          The Company does not compensate any of its directors or executive officers separately from the compensation they receive from the Bank. The following sets forth certain compensation information for the Bank’s executive officers whose total compensation exceeded $100,000 during 2003.

Summary Compensation Table

						Long Term
						Compensation
		Annual Compensation				Awards
					Other Annual	Securities	All Other
Name and Principal	Fiscal				Compensation	Underlying	Compensation
Position	Year	Salary ($)	Bonus ($)		($)(1)	Options (#)	($)(2)
Edward V. Lett	2003	$275,000	$25,500		$12,000	-0-	$2,459
President and Chief	2002	250,000	85,000		11,167	-0-	2,273
Executive Officer	2001	200,000	61,250	(3)	10,000	-0-	2,148
Millard J. Younkers, Jr.	2003	$172,500	$12,375		$12,000	-0-	$2,252
Executive Vice	2002	161,250	41,250		11,167	20,000	2,161
President and President,	2001	145,500	3,500		10,000	-0-	2,063
Southwest Florida Region
David P. Johnson	2003	$150,000	$11,250		$-0-	-0-	$1,569
Executive Vice	2002	118,375	28,750		-0-	20,000	1,531
President and Chief	2001	91,375	3,500		-0-	-0-	1,496
Financial Officer

(1)	Includes retainer for attending Board of Directors meetings paid to Mr. Lett and Mr. Younkers. Compensation does not include any other perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2)	The reported amount consists of matching contributions to the Bank’s Employee Stock Ownership Plan with 401(k) provisions and officer supplemental life insurance.

(3)	Includes $3,500 for 2001 bonus, and $57,750 for 2000 bonus that was paid in 2001.

          The following table sets forth information with respect to the above named executives concerning stock options exercised in the last fiscal year and the number and value of unexercised options held as of December 31, 2003.

Aggregate Option Exercises in 2003
and December 31, 2003 Option Values

			Number of Securities		Value of
			Underlying Unexercised		Unexercised In-the-Money
	Shares		Options at 12/31/03		Options at 12/31/03(1)
	Acquired	Value
Name	on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Edward V. Lett	54,500	$550,902	43,900	15,600	$626,497	$176,004
Millard J. Younkers, Jr.	-0-	-0-	28,800	31,200	$341,472	$353,428
David P. Johnson	4,000	$39,433	7,000	19,000	$104,863	$211,510

(1)	Market value of underlying shares at exercise or year-end, minus the exercise price.

Stock Options

          The Company has one compensation plan under which shares of its Common Stock are issuable. This is its 1994 Incentive Stock Option Plan and Nonstatutory Stock Option Plan, as amended and restated as of August 31, 1996, which was previously approved by Company shareholders. The plan terminated on March 22, 2004. The following sets forth certain information regarding this plan:

Equity Compensation Plan Information

Number of
securities
remaining
available for
	Number of		future issuance
	securities to be		under equity
	issued upon		compensation
	exercise of	Weighted-average	plans (excluding
	outstanding	exercise price of	securities
	options, warrants	outstanding options,	reflected in
	and rights (a)	warrants and rights (b)	column (a)) (c)
Equity compensation plans approved by security holders	477,505	$11.66	500,495
Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	477,505	$11.66	500,495

Salary Continuation Agreements

          The Bank has entered into a Salary Continuation Plan with its executive officers. The plan is a nonqualified deferred compensation arrangement that is designed to provide supplemental retirement income benefits to participants. Upon termination of employment on or after normal retirement at age 65, the participant will receive a monthly retirement income benefit equal to 40% of the highest annual base salary in the three years immediately preceding termination of employment. The participant will vest 100% in the benefit accrual balance at the earlier of the normal retirement age or ten years from the plan effective date. Upon termination of employment prior to the normal retirement age, the participant will receive the vested portion of the accrual balance, plus interest at 9.0% from termination of employment to commencement of payments. If employment is terminated due to death or permanent disability prior to normal retirement age the participant, or beneficiary in the event of death, will receive the full accrual balance for the year ending immediately prior to termination of employment. If the participant is actively employed by the Bank at the time of a change of control, the participant will receive a full retirement benefit based on a re-projection of what the normal retirement benefit would have been. The re-projected benefit will be 40% of the highest base salary in the three years then remaining until normal retirement. If the participant dies after the commencement of benefits but before all benefits are paid, the participant’s beneficiary will receive the remaining benefits at the same time and in the same amounts that would have been paid to the participant had the participant survived. If the participant is entitled to benefit payments under the plan but dies prior to the commencement of payments, the participant’s beneficiary will receive the benefits commencing on the first day of the month following the participant’s death.

          Based upon current salary levels, with no assumed increases, the annual normal retirement benefit at commencement would be as follows:

		Annual
		Retirement Benefit
	Commencement Date	at Commencement
Edward V. Lett	11/24/10	$110,000
Millard Younkers	7/20/08	70,000
David P. Johnson	6/30/20	60,000

          In connection with the plan, the Bank has purchased single premium life insurance on the participants in order to finance the plan expenses and to also provide a split dollar life insurance benefit. Under the split dollar arrangement, the insured participant may name the beneficiary of an amount of life insurance equal to 60% of the policy death benefit in excess of the policy’s cash value at the time of the participant’s death. At any time prior to a change in control, the Bank may amend or terminate the arrangement. Following a change of control, the policy (or an equivalent replacement) and the split dollar arrangement will remain in place for the remainder of the participant’s life unless terminated by mutual agreement of the participant and the Bank. If the participant terminates employment (other than following a change of control), the split dollar arrangement terminates and the participant will have no further interest in the life insurance policy. The cash values of these policies are carried as an asset on the Company’s financial statements. Information relative to these policies is shown below:

			Officer	Imputed income of
	Insurance		survivor's	insurance coverage
	policy premium	Cash value at	benefit at	included in officer's
	paid	December 31,	December 31,	2003
	by Bank	2003	2003	taxable wages
Edward V. Lett	$1,170,000	$1,352,398	$843,350	$1,459
Millard Younkers	1,095,000	1,277,172	736,571	1,252
David P. Johnson	600,000	700,069	739,306	569

Employment Agreements

          The Company and the Bank have entered into employment agreements with each of Messrs. Lett, Younkers, Carrigan and Johnson for a rolling term of three years. The agreements provide for a base salary, discretionary bonuses as approved by the Board of Directors or the Compensation Committee, and such other benefits as provided by the Company and the Bank to its employees generally. If after a change in control the executive’s employment is terminated, his duties are materially reduced, his base salary is reduced, his employment is relocated more than 50 miles from the Bank’s main office or his participation in any employee benefit plan is materially reduced or adversely affected, and the executive does not consent to such change, then he is entitled to receive a lump sum payment equal to two times (three times in the case of Mr. Lett) the average base annual salary received by him during the three year period prior to such termination. In addition, if the payment imposes any excise tax on the executive under Section 280G of the Internal Revenue Code of 1986, then the Company is required to make an additional payment to the executive such that, after such payment, the executive would be reimbursed in full for such excise tax payment.

Compensation to Directors

          In 2003, all of the members of the Board of Directors of the Bank who are not Bank employees received a quarterly retainer of $3,000 and $800 for attending each of 11 regular board meetings, for a total of up to $20,800 annually. The Chairman of the Board received 150% of the quarterly retainer, or $4,500, and $800 for attending each of 11 regular board meetings for a total of up to $26,800 annually. Directors who are officers of the Bank receive the quarterly retainer only. During 2003, no additional fees were paid for services as director of the Company.

          The Bank maintains a fee deferral plan for directors of the Bank who elect to participate. The plan is a nonqualified deferred compensation arrangement that is designed to provide supplemental retirement income benefits to participants. The participant may defer some or all of the annual retainer and meeting fees into the plan. Prior to January 1, 2004, the balance in the participant’s deferral account grew during the period prior to termination of service as a director, at a rate equal to the lesser of the Bank’s annual return on equity or 12.5%. Commencing January 1, 2004, the interest rate will be determined annually based on a calculation as defined in the agreement which produces a rate of 7% for 2004. At various triggering events, the Bank will pay benefits to the participant in cash from the general assets of the Bank based on the value of the deferral account at that time. The total fee deferred in 2003 by the nine directors participating in the plan was $145,600.

          The Bank has purchased single premium life insurance under a split dollar arrangement in order to finance the deferred fee plan expenses and to also provide a death benefit to each director’s beneficiary. The life insurance policy on the director’s life is paid for and owned by the Bank. Under the split dollar arrangement, the insured director is able to name the beneficiary of an amount of life insurance equal to $10,000 for each year of service as a director of the Bank. Following a change of control, the policy and split dollar arrangement will remain in place for the remainder of the director’s life unless terminated by mutual agreement of the director and the Bank. If the director terminates service prior to a change of control, the split dollar arrangement will terminate and the director will have no further interest in the life insurance policy. The Bank may or may not keep the policy in force at its sole discretion. During service as a director of the Bank, the Bank will annually pay to the director an amount necessary to pay the federal and state income taxes attributable to the imputed income arising from the split dollar arrangement. The cash values of these policies are carried as an asset on the Company’s financial statements.

          Each non-executive officer member of the Board of Directors also has received a grant of an option to purchase shares of the Company’s common stock (35,786 in the case of Messrs. Henriquez and Lawson, 10,786 in the case of Ms. Holland and Mr. Schindler, and 5,000 in the case of Messrs. Bricker, Jones, Longe, Parks, Wallace and Zolten). The options were issued at an exercise price equal to the fair market value of the Common Stock on the date of grant. Board meetings of the Company, when called, are held in conjunction with Board meetings of the Bank. No additional compensation was paid to the directors of the Company in 2003.

MANAGEMENT AND PRINCIPAL SHAREHOLDERS

          The following tables set forth certain information regarding the shares of the common stock of the Company owned as of the record date (i) by each person who beneficially owns more than 5% of the shares of the common stock of the Company, (ii) by each of the Company’s directors, and (iii) by all directors and executive officers as a group.

	Beneficial Ownership (1)
Name	Number of Shares	Percentage Ownership (2)
5% Shareholders
W. Kenneth Meeks (3)	383,033	8.2%
P.O. Box 209 Islamorada, FL 33036
Joseph H. Roth, Jr. (4)	246,678	5.3%
87851 Old Highway Islamorada, FL 33036
Directors
Richard A. Bricker, Jr. (5)	5,100	*
Dr. Armando J. Henriquez (6)	47,292	1.0%
Gretchen K. Holland (7)	21,763	*
Paul O. Jones, Jr. (8)	5,000	*
James R. Lawson (9)	99,842	2.1%
Edward V. Lett (10)	107,593	2.3%

	Beneficial Ownership (1)
Name	Number of Shares	Percentage Ownership (2)
Thomas J. Longe (11)	18,615	*
John G. Parks, Jr. (12)	5,000	*
Marvin F. Schindler (13)	15,786	*
Otis T. Wallace (14)	10,584	*
Millard J. Younkers, Jr. (15)	35,685	*
Robert A. Zolten (16)	5,520	*
All directors and executive officers as a group (14 persons)	426,875	9.1%

*	Percent share ownership is less than 1% of total shares outstanding.

(1)	Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Information relating to beneficial ownership of the shares is based upon “beneficial ownership” concepts set forth in the rules promulgated under the Securities and Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power” with respect to such security. A person may be deemed to be the “beneficial owner” of a security if that person also has the right to acquire beneficial ownership of such security within 60 days. Under the “beneficial ownership” rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. The information as to beneficial ownership has been furnished by the respective persons listed in the above table.

(2)	Based on 4,489,064 shares outstanding as of March 31, 2004 plus 209,319 shares not outstanding but which are subject to granted but unexercised options providing the holders thereof the right to acquire shares within 60 days through the exercise of said options.

(3)	Includes (a) 86,954 shares as to which Mr. Meeks shares beneficial ownership with his spouse and (b) 16,039 shares held of record by Mr. Meeks’ spouse.

(4)	Includes (a) 1,000 shares held of record by Mr. Roth’s spouse, and (b) 20,786 shares as to which Mr. Roth shares beneficial ownership with his spouse.

(5)	Includes (a) 5,000 shares representing unexercised options, and (b) 100 shares held by his company’s 401(k) plan.

(6)	Includes (a) 33,006 shares as to which Mr. Henriquez shares beneficial ownership with his spouse, and (b) 5,786 shares representing unexercised options.

(7)	Includes 10,786 shares representing unexercised options.

(8)	Includes 5,000 shares representing unexercised options.

(9)	Includes (a) 51,114 shares held of record by Mr. Lawson’s spouse, and (b) 18,786 shares representing unexercised options.

(10)	Includes (a) 80,400 shares to which Mr. Lett shares beneficial ownership with his spouse, (b) 75 shares held jointly with Sally D. Howard, (c) 7,918 shares fully vested in his individual ESOP account, and (d) 19,200 shares representing unexercised options.

(11)	Includes (a) 1,000 shares in the Patrick J. Longe Revocable Trust, (b) 6,115 shares in the Patrick J. Longe Roth IRA, and (c) 5,000 shares representing unexercised options.

(12)	Includes 5,000 shares as to which Mr. Parks shares beneficial ownership with his spouse.

(13)	Includes 10,786 shares representing unexercised options.

(14)	Includes (a) 7,084 shares as to which Mr. Wallace shares beneficial ownership with his spouse and (b) 3,000 shares representing unexercised options.

(15)	Includes (a) 1,007 shares to which Mr. Younkers shares beneficial ownership with his spouse, (b) 2,578 fully vested shares in his individual ESOP account, and (c) 32,100 shares representing unexercised options.

(16)	Includes (a) 520 shares as to which Dr. Zolten shares beneficial ownership with his spouse, and (b) 5,000 shares representing unexercised options.

CORPORATE GOVERNANCE AND
NOMINATION COMMITTEE

          The Company has established a nominating committee of the Board of Directors consisting of Messrs. Bricker, Henriquez and Jones. Messrs. Henriquez and Jones are each an independent director as defined under the rules of the National Association of Securities Dealers. Mr. Bricker is presently not an independent director under such rules since, until April 2002, he was the Company’s audit partner with BDO Seidman, LLP, the Company’s independent auditors until June 10, 2003.

Mr. Bricker left BDO Seidman, LLP in December 2002. See “Independent Public Accountants.” The Board of Directors believes that Mr. Bricker’s 35 years of experience as an auditor of public companies, and financial institutions in particular, results in an understanding of corporate governance and public company practices that represent a valuable resource to the Company’s newly chartered Corporate Governance and Nomination Committee. The committee held three meetings during 2003.

          The Corporate Governance and Nomination Committee operates pursuant to a written charter under which it exercises general oversight of the governance of the Board of Directors by developing and recommending to the Board, Corporate Governance Policies and Guidelines applicable to the Company and monitoring the Company’s compliance with these policies and guidelines. The Board believes such Corporate Governance Policies and Guidelines are consistent with sound corporate governance practices, ethical business conduct, and financial transparency; will represent the majority interests of the shareholders; and will comply with applicable legal, regulatory and other requirements. The Committee has the exclusive right to recommend candidates for election as directors to the Board. A copy of the committee’s charter is available on the Company’s website at www.tibbank.com. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experience, their business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, candidates must be aware of the directors vital part in the Company’s good corporate citizenship and corporate image, have time available for meetings and consultation on Company matters, and be willing to assume broad, fiduciary responsibility. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The Corporate Governance and Nomination Committee will review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommend to the full Board the slate of directors to be nominated for election at the annual meeting of shareholders. The slate was approved by the full Board, a majority of whom are independent directors as defined under the rules of the National Association of Securities Dealers. The Corporate Governance and Nomination Committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the President and Chief Executive Officer of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the Securities and Exchange Commission’s proxy rules. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

          The Company’s Board has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of the Company at 599 9th Street North, Suite 101, Naples, Florida 34102-5624, attention: Ms. Constance Miller, Secretary. All communications will be compiled by the President and Chief Executive Officer and submitted to the members of the Board. The Company has a policy that requires directors who are up for election at an annual meeting to attend the annual meeting, unless excused from attending the meeting for a reason approved by a majority of the Board. All members of the Board attended last year’s Annual Meeting.

AUDIT COMMITTEE REPORT

          The Company has established an audit committee of the Board of Directors consisting of Ms. Holland, and Messrs. Parks and Wallace, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers. The Board of Directors has determined that Mr. Parks qualifies as an “audit committee financial expert.” The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls. The Audit Committee is governed by a written charter adopted and approved by the Board of Directors. The Audit Committee held 11 meetings during 2003.

          The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Company’s independent accountants. The Audit Committee reviews the Company’s financial statements and internal accounting policies and controls; reviews with the independent accountants the scope of their engagement and all material matters relating to financial reporting and accounting procedures of the Bank; as members of the Board of Directors, reviews at regular meetings of the Board loan portfolio information, with particular attention given to classified loans, loans past due, non-performing loans and trends regarding the same; and reviews reports of examination by regulatory authorities. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Company management, the Company internal audit personnel and the independent accountants regarding the following:

•	the plan for, and the independent accountants’ report on, each audit of the Company’s financial statements

•	changes in the Company’s accounting practices, principles, controls or methodologies, or in the Company’s financial statements, and recent developments in accounting rules

          This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter. The Audit Committee also considered and concluded that the independent auditor’s provision of non-audit services in 2003 was compatible with applicable independence standards.

          The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s quarterly and annual reports. The Committee took a number of steps in making this recommendation for 2003. First, the Audit Committee discussed with the Company’s independent auditors for those matters the auditors communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor’s independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with Company management and the auditors, the Company’s audited consolidated financial statements as of, and for the year ended, December 31, 2003. Based on the discussions with the auditors concerning the audit, independence, the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s Annual Report on Form 10-K includes the financial statements, and also concurred with the independence of Crowe Chizek and Company LLC as auditors of the Company.

Audit Committee Gretchen Holland John G. Parks, Jr., CPA Otis T. Wallace

PERFORMANCE GRAPH

          The following graph compares the yearly percentage change in cumulative shareholder return on the Company’s common stock, with the cumulative total return of the NASDAQ stock index and The Carson Medlin Company’s Independent Bank Index, since January 1, 1999 (assuming a $100 investment on January 1, 1999 and reinvestment of all dividends).

FILINGS UNDER SECTION 16(A)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and persons who own more than 10% of the common stock of the Company, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. To the Company’s knowledge, based solely upon a review of forms furnished to the Company or written representations that no other reports were required, the Company believes that during the year ended December 31, 2003, all Section 16(a) filings applicable to its officers, directors and persons who own more than 10% of the common stock of the Company were complied with in a timely fashion, with the exception of a late report filed by Dr. Jones regarding the grant of options to him in connection with his commencement of service as a director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Certain of the executive officers and directors of the Company and the Bank and principal shareholders of the Company and affiliates of such persons have, from time to time, engaged in banking transactions with the Bank and are expected to continue such relationships in the future. All loans or other extensions of credit made by the Bank to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectibility or present other unfavorable features.

INDEPENDENT PUBLIC ACCOUNTANTS

          Pursuant to recent amendments to the securities laws, the Audit Committee of the Board of Directors has the authority to select the independent public accountants to audit the consolidated financial statements of the Company for the current year ending December 31, 2003. On June 10, 2003, the Company dismissed BDO Seidman, LLP as its accountants and retained the accounting firm of Crowe Chizek and Company LLC. BDO Seidman, LLP’s report on the financial statements for the Company for 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion nor was such report qualified or modified as to audit scope or accounting principle. During such calendar years and the subsequent interim period preceding the change in its accountants, there were no disagreements with the former accountants on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreement or disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make a reference to the subject matter of the disagreement in connection with their report. The decision to dismiss BDO Seidman, LLP was recommended by the Audit Committee and approved by the Board of Directors of the Company. The Board anticipates that a representative of Crowe Chizek and Company LLC will be present at the Annual Meeting and will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from the shareholders.

Fees Paid to the Independent Auditors

          The following sets forth information on the fees paid by the Company to BDO Seidman, LLP for 2002 and 2003, and Crowe Chizek and Company LLC for 2003.

	2002	2003
Audit Fees	$130,138	$139,325
Audit-Related Fees	4,354	28,978
Tax Fees	14,457	26,730

Subtotal	148,949	195,033
All Other Fees	11,441	21,000

Total Fees	$160,390	$216,033

Services Provided by BDO Seidman, LLP and Crowe Chizek and Company LLC

          All services that were rendered by BDO Seidman, LLP in 2003 and 2002 , and Crowe Chizek and Company LLC in 2003 were permissible under applicable laws and regulations, and audit services were pre-approved by the Audit Committee. Non-audit related services began to be pre-approved by the Audit Committee in September 2003. (The Audit Committee’s pre-approval policy with respect to non-audit services is shown as Appendix C to this proxy statement.) Pursuant to new rules of the SEC, the fees paid to BDO Seidman, LLP and Crowe Chizek and Company LLC for services are disclosed in the table above under the categories listed below.

1)	Audit Fees – These are fees for professional services performed for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-K and 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements. Of the amount included for 2003, $30,000 is for Crowe Chizek and Company LLC fees to reaudit 2001 and 2002. Of the amount reported in 2003, $6,825 relates to amounts incurred from the predecessor auditor, BDO Seidman, LLP.

2)	Audit-Related Fees – These are fees for assurance and related services performed that are reasonably related to the performance of the audit or review of the Company’s financial statements. This includes consulting on financial accounting/reporting standards. Of the amount reported in 2003, $16,063 relates to amounts incurred from the predecessor auditor, BDO Seidman, LLP.

3)	Tax Fees – These are fees for professional services performed by BDO Seidman, LLP and Crowe Chizek and Company LLC with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items. Of the amount reported in 2003, $15,785 relates to amounts incurred from the predecessor auditor, BDO Seidman,LLP.

4)	All Other Fees – These are fees for other permissible work performed by BDO Seidman, LLP and Crowe Chizek and Company LLC that does not meet the above category descriptions. In 2003, $19,000 of this amount related to services provided to the Company by Crowe Chizek and Company LLC prior to their engagement as independent auditor. Of the amount reported in 2003, $2,000 relates to amounts incurred from the predecessor auditor, BDO Seidman, LLP.

          These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the core work of the independent auditors, which is the audit of the Company’s consolidated financial statements.

SHAREHOLDER PROPOSALS

          Any shareholder proposal intended for inclusion in the Company’s Proxy material for the 2005 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than December 1, 2004.

OTHER MATTERS

          At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the Proposals referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.

ANNUAL REPORT

          Copies of the 2003 Annual Report and Form 10-K of TIB Financial Corp. are being mailed to all shareholders together with this Proxy Statement. Additional copies of the Annual Report and the Company’s Form 10-K (including financial statements and financial statement schedules) for the year ended December 31, 2003 may be obtained without charge upon written request to Ms. Constance Miller, Secretary, TIB Financial Corp., 599 9th Street North, Suite 101, Naples, Florida 34102-5624.

APPENDIX A

RESTATED ARTICLES OF INCORPORATION

RESTATED

ARTICLES OF INCORPORATION

OF

TIB FINANCIAL CORP.

          TIB Financial Corp., whose Restated Articles of Incorporation were filed by the Florida Department of State on February 22, 1996, does hereby file the following Restated Articles of Incorporation pursuant to Section 607.1007, of the Florida Business Corporation Act (the “Act”).

ARTICLE I

Name

                    The name of the Corporation is TIB Financial Corp.

ARTICLE II

Duration

                    The Corporation shall exist perpetually, commencing February 22, 1996.

ARTICLE III

Purpose

                    The general purpose of the Corporation shall be the transaction of any and all lawful business for which corporations may be incorporated under the Act. The Corporation shall have all of the powers enumerated in the Act and all such other powers as are not specifically prohibited to corporations for profit under the laws of the State of Florida.

ARTICLE IV

Capital Stock

A.	Number and Class of Shares Authorized; Par Value.

                    The Corporation is authorized to issue the following shares of capital stock:

                    (1)      Common Stock. The aggregate number of shares of common stock (referred to in these Restated Articles of Incorporation as “Common Stock”) which the Corporation shall have authority to issue is 20,000,000 with a par value of $0.10 per share.

                    (2)      Preferred Stock. The aggregate number of shares of preferred stock (referred to in these Restated Articles of Incorporation as “Preferred Stock”) which the Corporation shall have authority to issue is 5,000,000 with no par value.

B.	Description of Preferred Stock.

          The terms, preferences, limitations and relative rights of the Preferred Stock are as follows:

                    (1)      The Board of Directors is expressly authorized at any time and from time to time to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited (including, by way of illustration and not limitation, in excess of one vote per share), or without voting powers, and with such designations, preferences and relative participating, option or other rights, qualifications, limitations or restrictions, as shall be fixed and determined in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors, and as are not stated and expressed in these Restated Articles of Incorporation or any amendment hereto, including (but without limiting the generality of the foregoing) the following:

                    (a) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by resolution of the Board of Directors; and

                    (b) The rate and manner of payment of dividends payable on shares of such series, including the dividend rate, date of declaration and payment, whether dividends shall be cumulative, and the conditions upon which and the date from which such dividends shall be cumulative; and

                    (c) Whether shares of such series shall be redeemed, the time or times when, and the price or prices at which, shares of such series shall be redeemable, the redemption price, the terms and conditions of redemption, and the sinking fund provisions, if any, for the purchase or redemption of such shares; and

                    (d) The amount payable on shares of such series and the rights of holders of such shares in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; and

                    (e) The rights, if any, of the holders of shares of such series to convert such shares into, or exchange such shares for, shares of Common Stock, other securities, or

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shares of any other class or series of Preferred Stock and the terms and conditions of such conversion or exchange; and

                    (f) The voting rights, if any, and whether full or limited, of the shares of such series, which may include no voting rights, one vote per share, or such higher number of votes per share as may be designated by the Board of Directors; and

                    (g) The preemptive or preferential rights, if any, of the holders of shares of such series to subscribe for, purchase, receive, or otherwise acquire any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures, notes, or other securities of the Corporation, whether or not convertible into shares of stock with the Corporation.

              (2)      Except in respect of the relative rights and preferences that may be provided by the Board of Directors as hereinbefore provided, all shares of Preferred Stock shall be identical, and each share of a series shall be identical in all respects with the other shares of the same series. When payment of the consideration for which shares of Preferred Stock are to be issued shall have been received by the Corporation, such shares shall be deemed to be fully paid and nonassessable.

C.	Common Stock Voting Rights.

                    Each record holder of Common Stock shall be entitled to one vote for each share held. Holders of Common Stock shall have no cumulative voting rights in any election of directors of the Corporation.

D.	Preemptive Rights.

                    Holders of Common Stock shall not have as a matter of right any preemptive or preferential right to subscribe for, purchase, receive, or otherwise acquire any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures, notes, or other securities of the Corporation, whether or not convertible into shares of stock of the Corporation.

ARTICLE V

Directors

          The number of Directors of the Corporation shall be the number from time to time fixed in accordance with the provisions of the bylaws of the Corporation, but at no time shall the number of Directors be less than five. The Board of Directors of the Corporation shall be divided into three classes as equal in number as may be feasible, with the term of office of one class expiring each year. At each annual meeting of shareholders, successors to the Directors whose terms shall then expire

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shall be elected to hold office for terms expiring at the third succeeding annual meeting. Directors shall continue in office until the end of their respective term and until his or her successor is elected and qualified or until there is a decrease in the number of Directors. Whenever a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors or otherwise, it shall be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum of the Board of Directors, and each additional Director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. When the number of Directors is changed, any newly created directorships or any decrease in directorships shall be so assigned among the classes by a majority of the Directors then in office, though less than a quorum, as to make all classes as equal in number as may be feasible. No decrease in the number of Directors shall shorten the term of an incumbent Director.

ARTICLE VI

Shareholder Meetings

          A.     Call of Special Meetings. Special meetings of shareholders may be called at any time by the Chairman of the Board or the President or by a majority of the directors then in office or by the written request of holders of at least 50% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting.

          B.     No Action by Written Consent. Action required or permitted by the Act to be taken by shareholders of the Corporation may be taken only at an annual or special meeting of shareholders, and may not be taken by written consent or any other action.

          C.     Notice. Advance notice of shareholder nominations for election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the bylaws of the Corporation.

ARTICLE VII

Amendment of Articles of Incorporation

          These Restated Articles of Incorporation may be amended in the manner from time to time prescribed by law with any right conferred upon the shareholders by any provision of these Restated Articles of Incorporation made subject to this reservation and provided that Articles IV, V, VI, and this Article VII may not be altered, amended or repealed in any respect, and no other provision(s) may be adopted which would impair in any respect the operation or effect of any such provisions, except by the affirmative vote of holders of at least 67% of the voting power of the then outstanding shares of capital stock, voting together as a single class; provided, however, that such 67% voting requirement shall not be applicable if the Board of Directors of the Corporation shall approve such action by resolution adopted by at least 67% of the directors then in office, in which case the

4

affirmative vote of the holders of a majority of the then outstanding shares of capital stock entitled to be cast at the meeting of shareholders called for that purpose, voting together as a single class, shall be required to approve such action.

ARTICLE VIII

Bylaws

          The power to adopt, alter, amend or repeal bylaws shall be vested in the Board of Directors.

CERTIFICATE

          The foregoing amendments were adopted by the holders of outstanding shares of common stock, being the sole voting groups entitled to vote on the amendments, on May 25, 2004 and the number of votes cast for the amendments by the shareholders in each voting group was sufficient for approval by that voting group.

          IN WITNESS WHEREOF, the undersigned President and Chief Executive Officer of this Corporation has executed these Restated Articles of Incorporation on the    day of May, 2004.

TIB FINANCIAL CORP.

By:

Edward V. Lett
President and Chief Executive Officer

STATE OF FLORIDA
COUNTY OF MONROE

          The foregoing instrument was acknowledged before me this    day of May, 2004, by Edward V. Lett as President and Chief Executive Officer for TIB Financial Corp.

Printed Name:

Notary Public, State of Florida

Personally Known ☐ or Produced Identification ☐
Type of Identification Produced

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APPENDIX B

2004 EQUITY INCENTIVE PLAN

TIB Financial Corp.
2004 EQUITY INCENTIVE PLAN

     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers, directors and key employees of the Company and its Affiliates.

     2. Definitions. The following definitions are applicable to the Plan:

     “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company as such terms are defined in Code sections 424(e) and (f), respectively.

     “Award” means the grant by the Board with input from Compensation Committee of Incentive Stock Options, Non-Qualified Stock Options, Restricted Shares, Performance Shares, Performance Units or any combination thereof, as provided in the Plan.

     “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

     “Bank” means TIB Bank of the Keys.

     “Board” means the Board of Directors of the Company.

     “Cause” means, in connection with a Participant’s termination of service, theft or embezzlement from the Company or any Affiliate, violation of a material term or condition of employment, disclosure of confidential information of the Company or any Affiliate, conviction of the Participant of a crime of moral turpitude, stealing of trade secrets or intellectual property owned by the Company or any Affiliate, any act by the Participant in competition with the Company or any Affiliate, issuance of an order for removal of the Participant by the Company’s banking regulator, or any other act, activity or conduct of a Participant which in the opinion of the Company is adverse to the best interests of the Company or any Affiliate. “Cause” shall also include any definition included in the employment agreement between any plan participant and the Company or any of its subsidiaries.

     “Change of Control” a Change of Control shall mean:

          (a) a merger in which the Company is not the surviving entity or a sale by the Company or the Bank of all or substantially all of its assets,

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          (b) the acquisition by any individual or group (other than the Company) of the Bank by means of a merger, consolidation or purchase of 80% or more of its outstanding shares. The term “group” and the concept of beneficial ownership shall have such meanings ascribed thereto as set forth in the Exchange Act and the regulations and rules thereunder.

          (c) or the acquisition by any individual or group of beneficial ownership of more than 50% of the outstanding shares of the Company. The term “group” and the concept of beneficial ownership shall have such meanings ascribed thereto, as set forth in the Exchange Act and the regulations and rules thereunder.

     For purposes of this Plan, where a change of control of the Company results from a series of related transactions, the change of control of the Company shall be deemed to have occurred on the date of the consummation of the first such transaction.

     “Code” means the Internal Revenue Code of 1986, as amended, and its interpretive regulations.

     “Committee” means the Compensation Committee appointed by the Board pursuant to Section 3 of the Plan.

     “Company” means TIB Financial Corp.

     “Continuous Service” means, in the case of an Employee, the absence of any interruption or termination of service as an Employee of the Company or an Affiliate; and in the case of an individual who is not an Employee, the absence of any interruption or termination of the service relationship between the individual and the Company or an Affiliate. Service will not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of a Participant’s transfer between the Company and an Affiliate or any successor to the Company.

     “Director” means any individual who is a member of the Board.

     “Disability” means total and permanent disability as determined by the Board pursuant to Code section 22(e)(3).

     “EBITDA” means earnings before interest, taxes, depreciation and amortization.

     “Employee” means any person, including an officer, who is employed by the Company or any Affiliate.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Exercise Price” means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option.

     “Incentive Stock Option” means an option to purchase Shares granted by the Board with input from Compensation Committee pursuant to the terms of the Plan that is intended to qualify under Code section 422.

     “Market Value” means the last reported sale price on the trading date preceding the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of the Shares on the Nasdaq National Market, or, if the Shares are not listed on the Nasdaq National Market, on the principal exchange on which the Shares are listed for trading, or, if the Shares are not then listed for trading on any exchange, the mean between the closing high bid and low asked quotations of the Shares on the date in question as reported by NASDAQ or any similar system then in use, or, if no such quotations are available, the fair market value on such date of the Shares as the Board shall determine.

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     “Non-Qualified Stock Option” means an option to purchase Shares granted by the Board with input from Compensation Committee pursuant to the terms of the Plan, which option is not intended to qualify under Code section 422.

     “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

     “Participant” means any individual selected by the Board with input from Compensation Committee to receive an Award.

     “Performance Cycle” means the period of time, designated by the Board with input from Compensation Committee, over which Performance Shares or Performance Units may be earned.

     “Performance Shares” means Shares awarded pursuant to Section 14 of the Plan.

     “Performance Unit” means an Award granted to a Participant pursuant to Section 14 of the Plan.

     “Plan” means the TIB Financial Corp. 2004 Equity Incentive Plan.

     “Restricted Period” means the period of time selected by the Board with input from Compensation Committee for the purpose of determining when restrictions are in effect under Section 12 of the Plan with respect to Restricted Shares.

     “Restricted Shares” means Shares that have been contingently awarded to a Participant by the Board with input from Compensation Committee subject to the restrictions referred to in Section 12 of the Plan, so long as such restrictions are in effect.

     “Retirement” means, in the case of an Employee or Director, a termination of Continuous Service by reason of the Employee’s or Director’s retirement on or after the Employee’s or Director’s 65th birthday.

     “Securities Act” means the Securities Act of 1933, as amended.

     “Shares” means the shares of common stock, par value of .10 per share.

     3. Administration. The Plan will be administered by the Board with input from Compensation Committee, which will consist of two or more members of the Board, each of whom will be independent directors as a “non-employee director” as provided under Rule 16b-3 of the Exchange Act, an “outside director” as provided under Code section 162(m), and an “independent director” under Rule 4200(a)(15)(A)-(6) of the NASDAQ Corporate Governance Rules approved November 4, 2003, as amended. The members of the Committee will be appointed by the Board. Except as limited by the express provisions of the Plan, the Board with input from Compensation Committee will have sole and complete authority and discretion to (a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards will be granted under the Plan including the vesting requirements of such Awards made under the Plan; (d) prescribe the form and terms of Award Agreements; (e) establish procedures and regulations for the administration of the Plan; (f) interpret the Plan; and (g) make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Board will constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Board without a meeting, will be acts of the Board. All determinations and decisions made by the Board pursuant to the provisions of the Plan will be final, conclusive, and binding on all persons, and will be given the maximum deference permitted by law.

     4. Participants. The Board with input from Compensation Committee may select from time to time Participants in the Plan from those officers, Directors, and Employees of the Company or its Affiliates

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who, in the opinion of the Board, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates.

     5. Substitute Options. In the event the Company or an Affiliate consummates a transaction described in Code Section 424(a), persons who become Employees or Directors on account of such transaction may be granted Options in substitution for Options granted by the former employer. The Board with input from Compensation Committee and consistent with Code Section 424(a) shall determine the Exercise Price of the substitute Options.

     6. Shares Subject to Plan, Limitations on Grants and Exercise Price. Subject to adjustment by the operation of Section 16 hereof:

          (a) The maximum number of Shares that may be issued with respect to Awards made under the Plan is 400,000 Shares (340,000 Shares allocated to the Employees, all of which may be issued as Incentive Stock Options, and 60,000 Shares allocated to Directors), no more than 133,000 of which may be issued pursuant to Awards granted in the form of Restricted Shares.

          (b) The Shares with respect to which Awards may be made under the Plan are authorized and unissued Shares. Any Award that expires, terminates or is surrendered for cancellation, or with respect to Restricted Shares, which is forfeited (so long as any cash dividends paid on such Shares are also forfeited), may be subject to new Awards under the Plan with respect to the number of Shares as to which a termination or forfeiture has occurred. Additionally, Shares that are withheld by the Company or delivered by the Participant to the Company in order to satisfy payment of the Exercise Price or any tax withholding obligation and Shares granted pursuant to an Award Agreement which is subsequently settled in cash rather than Shares, may be subject to new Awards under the Plan.

          (c) Notwithstanding any other provision under the Plan, the Exercise Price for any Option awarded under the Plan may not be less than the Market Value of the Shares on the date of grant.

     7. General Terms and Conditions of Options.

          (a) The Board with input from Compensation Committee will have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to prescribe the terms and conditions (which need not be identical among Participants) of the Options. Each Option will be evidenced by an Award Agreement that will specify: (i) the Exercise Price, (ii) the number of Shares subject to the Option, (iii) the expiration date of the Option, (iv) the manner, time and rate (cumulative or otherwise) of exercise of the Option, (v) the restrictions, if any, to be placed upon the Option or upon Shares that may be issued upon exercise of the Option, (vi) the conditions, if any, under which a Participant may transfer or assign Options, and (vii) any other terms and conditions as the Board, in its sole discretion, may determine.

          (b) Other than in connection with a change in the Company’s capitalization (as described in Section 15 of the Plan), the Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Award Agreement to reduce the Exercise Price. Furthermore, no Option shall be cancelled and replaced by issuance to the same participant of an Option having a lower Exercise Price without further approval of the shareholders of the Company.

     8. Exercise of Options.

          (a) Except as provided in Section 17, an Option granted under the Plan will be exercisable only by the Participant, and except as provided in Section 9 of the Plan, no Option may be exercised unless at the time the Participant exercises the Option, the Participant has maintained Continuous Service since the date of the grant of the Option.

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          (b) To exercise an Option under the Plan, the Participant must give written notice to the Company specifying the number of Shares with respect to which the Participant elects to exercise the Option together with full payment of the Exercise Price. The date of exercise will be the date on which the notice is received by the Company. Payment may be made either (i) in cash (including check, bank draft or money order), (ii) by tendering Shares already owned by the Participant for at least six (6) months prior to the date of exercise and having a Market Value on the date of exercise equal to the Exercise Price, or (iii) by any other means determined by the Board in its sole discretion.

     9. Termination of Options. Unless otherwise specifically provided elsewhere in the Plan or by the Board with input from Compensation Committee in the Award Agreement or any amendment thereto, Options will terminate as provided in this Section.

          (a) Unless sooner terminated under the provisions of this Section, Options will expire on the earlier of the date specified in the Award Agreement or the expiration of ten (10) years from the date of grant.

          (b) If the Continuous Service of a Participant is terminated for reason of Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service. Any unvested options at the date of cessation of continuous service will be forfeited by the Participant.

          (c) If the Continuous Service of a Participant is terminated for Cause, all rights under any Options granted to the Participant will terminate immediately upon the Participant’s cessation of Continuous Service, and the Participant will (unless the Board, in its sole discretion, waives this requirement) repay to the Company within ten (10) days the amount of any gain realized by the Participant upon any exercise of an Option, awarded under the Plan, within three (3) months prior to the cessation of Continuous Service.

          (d) If the Continuous Service of a Participant is terminated voluntarily by the Participant for any reason other than death, Disability, or Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options.

          (e) If the Continuous Service of a Participant is terminated by the Company without Cause, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options; provided, however, that if a Participant is terminated by the Company without Cause within twelve months after a Change of Control, such Participant may exercise outstanding Options to the extent he or she was entitled to exercise the Options at the date of cessation of Continuous Service, within the period of three (3) months immediately succeeding the cessation of Continuous Service but in no event after the applicable expiration dates of the Options.

          (f) In the event of the Participant’s death or disability, all Options heretofore granted and not fully exercisable will terminate immediately. The Participant or the Participant’s beneficiary, as the case may be, may exercise all vested Options within the period of one (1) year immediately succeeding the Participant’s cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration date of the Options.

          (g) Notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Board may, in its sole discretion, establish different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law.

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Additionally, notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Board may, in its sole discretion, allow the exercise of an expired Option if the Board determines that: (i) the expiration was solely the result of the Company’s inability to execute the exercise of an Option due to conditions beyond the Company’s control, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Board makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

     10. Restrictive Covenants. In its discretion, the Board may condition the grant of any Award under the Plan upon the Participant agreeing to reasonable covenants in favor of the Company and/or any Affiliate (including, without limitation, covenants not to compete, not to solicit employees and customers, and not to disclose confidential information) that may have effect following the termination of employment with the Company or any Affiliate.

     11. Incentive and Non-Qualified Stock Options.

          (a) Incentive Stock Options may be granted only to Participants who are Employees. Any provisions of the Plan to the contrary notwithstanding, (i) no Option will be granted more than ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors of the Company or approved by the Company’s shareholders, (ii) no Option will be exercisable more than ten (10) years from the date the Option is granted, (iii) the Exercise Price of each Option will not be less than the Market Value per Share on the date such Option is granted, (iv) no Incentive Stock Option will be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by such Participant, (v) no Incentive Stock Option will be granted that would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, under all plans of the Company and its Affiliates, Shares having an aggregate Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000 (determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable), and (vi) no Option may be exercised more than three (3) months after the Participant’s cessation of Continuous Service (one (1) year in the case of Disability) for any reason other than death. Notwithstanding the foregoing, in the case of any Participant who, at the date of grant, owns as defined in Code section 424(d), shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate, the Exercise Price of any Incentive Stock Option will not be less than 110% of the Market Value per Share on the date such Incentive Stock Option is granted and such Incentive Stock Option shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

          (b) Notwithstanding any other provisions of the Plan, if for any reason an Option granted under the Plan that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option, such Option will be deemed to be a Non-Qualified Stock Option, and such Option will be deemed to be fully authorized and validly issued under the Plan.

     12. Terms and Conditions of Restricted Shares. The Board with input from Compensation Committee will have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Shares and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Board otherwise specifically provides in the Award Agreement, an Award of Restricted Shares will be subject to the following provisions:

          (a) At the time of an Award of Restricted Shares, the Board with input from Compensation Committee will establish for each Participant a Restricted Period during which, or at the expiration of which, the Restricted Shares will vest; but in no event earlier than one year from grant date. Subject to paragraph (e) of this Section, the Participant will have all the rights of a shareholder with respect to the Restricted Shares, including, but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares. The Board will have the authority, in its discretion, to accelerate the time at which any or all of the

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restrictions will lapse with respect to any Restricted Shares prior to the expiration of the Restricted Period, or to remove any or all restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

          (b) Subject to Section 16, if a Participant ceases Continuous Service for any reason before the Restricted Shares have vested, a Participant’s rights with respect to the unvested portion of the Restricted Shares will terminate and be returned to the Company.

          (c) Each certificate issued in respect to Restricted Shares will be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and will bear a legend referring to the terms, conditions and restrictions applicable to such shares.

          (d) At the time of an Award of Restricted Shares, the Participant will enter into an Award Agreement with the Company in a form specified by the Board agreeing to the terms and conditions of the Award.

          (e) At the expiration of the restrictions imposed by this Section, the Company will redeliver to the Participant the certificate(s) and stock powers, deposited with the Company pursuant to paragraph (c) of this Section and the Shares represented by the certificate(s) will be free of all restrictions.

          (f) No Award of Restricted Shares may be assigned, transferred or encumbered.

     13. Terms and Conditions of Stock Appreciation Rights. The Board with input from Compensation Committee will have full and complete authority, subject to the limitations of the Plan, to grant Awards of Stock Appreciation Rights and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Board otherwise specifically provides in the Award Agreement, an Award of Stock Appreciation Rights will be subject to the following provisions:

          (a) The Board with input from Compensation Committee may grant a Stock Appreciation Right or “SAR” under this Plan. A SAR shall provide a Participant with the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Market Value of a share of Common Stock on the date the SAR was granted (the “base price”) as set forth in the applicable Award Agreement:

          (b) In the case of a SAR granted in tandem with or as a substitution for another Award, the base price may be no lower than the Market Value of a share of Common Stock on the date such other Award was granted (and no SAR may be retroactively granted).

          (c) The maximum term of a SAR shall be ten (10) years. The Board may also grant limited SARs, which are exercisable only upon a Change of Control or other specified event and may be payable based on the spread between the base price of the SAR and the Fair Market Value of a share of Common Stock during a specified period or at a specified time within a specified period before, after or including the date of the Change of Control or other specified event.

          (d) If the Continuous Service of a Participant is terminated for reason of Retirement, the Participant may exercise any outstanding SAR to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service. Any unvested options at the date of cessation of continuous service will be forfeited by the Participant.

          (e) If the Continuous Service of a Participant is terminated for Cause, all rights under any SAR granted to the Participant will terminate immediately upon the Participant’s cessation of

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Continuous Service, and the Participant will (unless the Board , in its sole discretion, waives this requirement) repay to the Company within ten (10) days the amount of any gain realized by the Participant upon any exercise of an SAR awarded under the Plan, within the 90-day period prior to the cessation of Continuous Service.

          (f) If the Continuous Service of a Participant is terminated voluntarily by the Participant for any reason other than death, Disability, or Retirement, the Participant may exercise any outstanding SAR to the extent that the Participant was entitled to exercise the SAR at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the SAR.

          (g) If the Continuous Service of a Participant is terminated by the Company without Cause, the Participant may exercise any outstanding SAR to the extent that the Participant was entitled to exercise the SAR at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the SAR; provided, however, that if a Participant is terminated by the Company without Cause within twelve months after a Change of Control, such Participant may exercise any outstanding SAR to the extent he or she was entitled to exercise the Options at the date of cessation of Continuous Service, within the period of three (3) months immediately succeeding the cessation of Continuous Service but in no event after the applicable expiration dates of the Options.

          (h) In the event of the Participant’s death or Disability, any SAR heretofore granted and not fully exercisable will terminate immediately. The Participant or the Participant’s beneficiary, as the case may be, may exercise fully vested SARs within the period of one (1) year immediately succeeding the Participant’s cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration date of the SAR.

          (i) Notwithstanding the provisions of the foregoing paragraphs of this Section 13, the Board may, in its sole discretion, establish different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law. Additionally, notwithstanding the provisions of the foregoing paragraphs of this Section 13, the Board may, in its sole discretion, allow the exercise of an expired SAR if the Board determines that: (i) the expiration was solely the result of the Company’s inability to execute the exercise of an SAR due to conditions beyond the Company’s control, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Board makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

     14. Performance Shares and Performance Units.

          (a) The Board with input from Compensation Committee, may from time to time authorize the grant of Performance Shares and Performance Units upon the achievement of performance goals (which may be cumulative and/or alternative) within a designated Performance Cycle as may be established, in writing, by the Board based on any one or any combination of the following business criteria (the “Performance Goals”): (i) earnings per Share; (ii) return on equity; (iii) return on assets; (iv) operating income; (v) market value per Share; (vi) EBITDA; (vii) cash flow; (viii) net income (before or after taxes); (ix) changes in the Company’s efficiency ratio (the ratio of non-interest expense to the sum of non-interest income plus taxable equivalent net-interest income); (x) improvements in the Company’s credit quality as measured by changes to the Company’s allowance for loan losses, the ratio of the allowance for loan losses to total loans, net of unearned income, or the ratio of net charge-offs to average loans, net of unearned income; (xi) enterprise value added (“EVA”); (xii) market value added (“MVA”); (xiii) fee income; (xiv) net interest income; (xv) growth in loans; (xvi) growth in deposits; (xvii) total return to shareholders; and (xviii) other criteria determined by the Board.

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          (b) In the case of Performance Units, the Board with input from Compensation Committee shall determine the value of Performance Units under each Award.

          (c) As determined in the discretion of the Board with input from Compensation Committee, performance goals may differ among Participants and/or relate to performance on a Company-wide or divisional basis.

          (d) At such time as it is certified, in writing, by the Board with input from Compensation Committee that the Performance Goals established by the Board have been attained or otherwise satisfied within the Performance Cycle, the Board will authorize the payment of Performance Shares or Performance Units in the form of cash or Shares registered in the name of the Participant, or a combination of cash and Shares, equal to the value of the Performance Shares or Performance Units at the end of the Performance Cycle. Payment shall be made in a lump sum following the close of the applicable Performance Cycle.

          (e) The grant of an Award of Performance Shares or Performance Units will be evidenced by an Award Agreement containing the terms and conditions of the Award as determined by the Board . To the extent required under Code section 162(m), the business criteria under which Performance Goals are determined by the Board will be resubmitted to shareholders for reapproval no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Plan.

          (f) Subject to Section 16, if the Participant ceases Continuous Service before the end of a Performance Cycle for any reason other than Disability or death, the Participant will forfeit all rights with respect to any Performance Shares or Performance Units that were being earned during the Performance Cycle. The Board with input from Compensation Committee, may establish guidelines providing that if a Participant ceases Continuous Service before the end of a Performance Cycle by reason of Disability or death, the Participant will be entitled to a prorated payment with respect to any Performance Shares or Performance Units that were being earned during the Performance Cycle.

     15. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure affecting the Shares of the Company, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares, and the exercise price and base price, with respect to which Awards theretofore have been granted under the Plan will be appropriately adjusted by the Board to prevent the dilution or diminution of Awards. The Board ‘s determination with respect to any adjustments will be conclusive. Any Shares or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Shares will be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing the Shares or other securities will be legended and deposited with the Company in the manner provided in Section 12 of this Agreement.

     16. Effect of Change of Control.

          (a) If the Continuous Service of any Participant of the Company or any Affiliate is involuntarily terminated, for whatever reason except for Cause, at any time within twelve (12) months after a Change of Control, unless the Board has otherwise provided in the Award Agreement, (i) any Restricted Period with respect to an Award of Restricted Shares will lapse upon the Participant’s termination of Continuous Service and all Restricted Shares will become fully vested in the Participant to whom the Award was made; and (ii) with respect to Performance Shares and Performance Units, the Participant will be entitled to receive a prorata payment to the same extent as if the Participant ceases Continuous Service by reason of death or Disability under Section 14 of the Plan.

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If a Change of Control occurs, unless the Board has otherwise provided in the Award Agreement, all Option Awards theretofore granted and not fully exercisable will become exercisable in full upon the happening of such event and will remain exercisable in accordance with their terms; provided, however, that no Option which has previously been exercised or otherwise terminated will become exercisable.

     17. Assignments and Transfers. No Award nor any right or interest of a Participant in any Award under the Plan may be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Board may, in its sole discretion, set forth in an Award Agreement at the time of grant or thereafter, that the Award (other than Options) may be transferred to members of the Participant’s immediate family, to one or more trusts solely for the benefit of such immediate family members and to partnerships in which such family members or trusts are the only partners. For this purpose, immediate family means the Participant’s spouse, parents, children, step-children, grandchildren and legal dependents. Any transfer of an Award under this provision will not be effective until notice of such transfer is delivered to the Company.

     18. Employee Rights Under the Plan. No officer, Director, Employee or other person will have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no officer, Director, Employee or other person will have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken under the Plan will be construed as giving any Employee, Director or other person, any right to Continuous Service.

     19. Delivery and Registration of Shares. The Company’s obligation to deliver Shares with respect to an Award will, if the Company requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Board will determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities laws. It may be provided that any representation requirement will become inoperative upon a registration of the Shares or other action eliminating the necessity of the representation under the Securities Act or other state securities laws. The Company will not be required to deliver any Shares under the Plan prior to (a) the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (b) the completion of any registration or other qualification of the Shares under any state or federal law, rule or regulation, as the Company determines to be necessary or advisable.

     20. Withholding Tax. Prior to the delivery of any Shares or cash pursuant to an Award, the Company has the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The Board, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned for a period of at least six months and having a value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount that the Board determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined for these purposes. For these purposes, the value of the Shares to be withheld or delivered will be equal to the Market Value as of the date that the taxes are required to be withheld.

     21. Termination, Amendment and Modification of Plan. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company’s common stock is listed or quoted), shareholder approval of any Plan amendment will be obtained in the manner and to the degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or

10

modification of the Plan will in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or the transferee of the Award.

     22. Effective Date and Term of Plan. The Plan will become effective upon its adoption by the Board of Directors and shareholders of the Company. Unless sooner terminated pursuant to Section 21, no further Awards may be made under the Plan after ten (10) years from the effective date of the Plan.

     23. Governing Law. The Plan and Award Agreements will be construed in accordance with and governed by the internal laws of the State of Florida.

     25. Repricing of Options. Nothing in this Plan shall permit the repricing of any outstanding options other than (a) with the prior approval of the Company’s shareholders, or (b) pursuant to Section 15. The foregoing restriction shall also apply to any other transaction which would be treated as a repricing of outstanding options under generally accepted accounting principles.

Adopted by the Board of Directors of

as of	February 24, 2004

Adopted by the Shareholders of

as of

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APPENDIX C

AUDIT PREAPPROVAL POLICY

PREAPPROVAL POLICY ON USE OF INDEPENDENT AUDITOR FOR
NON-AUDIT SERVICES

Introduction

The Sarbanes/Oxley Act (“Act”) and related Securities and Exchange Commission Rule “Strengthening the Commission’s Requirements Regarding Auditor Independence” establish strict guidelines for the use of our external auditor for any purpose other than the audit (audit services would include all services performed to comply with the audit, service in connection with statutory and regulatory filings such as comfort letter, statutory audit, attest services, consents and review of quarterly information and procedures required in connection with SEC filings).

The Audit Committee has established this policy regarding the use of external auditors for non-audit services as follows: 1) the Company will not use the outside auditor for any of the nine service areas defined as incompatible services under the Act, 2) the Audit Committee will not engage the outside auditor to perform any services unless the Audit Committee, acting as the full Committee or through a designee, concludes that the service, and the extent of the engagement, are designed in a way that ensure the independence of the audit.

This policy outlines the circumstances under which the Company may engage the independent auditor.

Purpose

The purpose of this policy is to allow the Company to utilize the independent auditor to provide non-audit services when management and the Audit Committee conclude that such an arrangement does not impair the independence of the auditor in fact or appearance.

Criteria

The Company endorses the criteria established by the Act and related SEC Rule. All of the following must be met in order for the Company to engage the external auditor to provide non-audit services.

Required by the Act:

•	By performing this service the auditor cannot be placed in the position of auditing their own work (such as performing actuarial services);

•	In performing this service the auditor cannot function as part of management or as an employee (such as recruiting or designing employee benefit plans);

•	The auditor cannot act as an advocate of the client (such as providing legal or expert services);

•	The auditor cannot be a promoter of the Company’s stock or financial interests.

•	The auditor cannot perform any of the following services explicitly prohibited by the Act and SEC Rule:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client

2.	Financial Information Systems Design and Implementation

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3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

4.	Actuarial services

5.	Internal audit outsourcing services

6.	Management functions or human resources

7.	Broker or dealer, investment adviser, or investment banking services

8.	Legal services

9.	Expert services unrelated to the audit

Audit Committee Evaluation and Approval

The Approver, whether the full Committee or its designee, will evaluate the service against the criteria described above. As part of the evaluation, the Approver will also discuss the potential impairment of auditor independence with management. If the results of the evaluation lead to approval of the service, such approval will be documented in the Audit Committee minutes

Audit Committee Designee

The Sarbanes-Oxley Act of 2002 authorizes the audit committee to delegate 1 pre-approval to one or more audit committee members who are independent directors of the board of directors. Any such designation will be duly noted in the audit committee minutes.

This policy has been adopted by the Audit Committee on the 23rd of September, 2003.

1 Title II, Section 202, (i) (3) DELEGATION AUTHORITY- The audit committee of an issuer may delegate to one or more designated members of the audit committee who are independent directors of the board of directors, the authority to grant preapprovals required by this subsection. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full audit committee at each of its scheduled meetings.

2

PROXY
TIB FINANCIAL CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder hereby appoints John G. Parks, Jr. and Robert A. Zolten, and each or any of them, with full power of substitution, as Proxies to represent and to vote, as designated on the reverse, all the shares of common stock of TIB Financial Corp. (the “Company”), held of record by the undersigned on March 31, 2004, at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 25, 2004, or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS

(To be signed on the reverse side)

☒	Please mark your vote as in this example

ELECTION OF DIRECTORS

☐ For all Nominees listed	☐ Withhold Authority to vote	Nominees:
at right (except as marked	for all Nominees (listed at right)	For One-Year terms expiring in 2005:
to the contrary below)		Armando J. Henriquez
James R. Lawson, III

For Three-Year Terms Expiring in 2007:
Richard C. Bricker, Jr.
Paul O. Jones, Jr.
Thomas J. Longe

For, except vote withheld from the following nominee(s):

APPROVAL OF THE RESTATED ARTICLES OF INCORPORATION

For	☐	Against	☐	Abstain	☐

APPROVAL OF THE TIB FINANCIAL CORP. 2004 EQUITY INCENTIVE PLAN

For	☐	Against	☐	Abstain	☐

In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting.

This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. Unless otherwise specified, this Proxy will be voted for all three of the above proposals and in the discretion of the persons named as Proxies on all other matters which may properly come before the Annual Meeting or any adjournments thereof.

IMPORTANT

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

Signature	Signature if held jointly

DATED:

Note: Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

☐ Please mark here if you intend to attend the Annual Meeting of Shareholders.